SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                               (Amendment No. ___)

Filed by the Registrant                         /X/
Filed by a Party other than the Registrant     / /

Check the appropriate box:
/_/      Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/_/      Definitive Proxy Statement
/X/      Definitive Additional Materials
/_/      Soliciting Materials Pursuant to Section 240.14a-12

                 Alliance World Dollar Government Fund II, Inc.
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                (Name of Registrant as Specified In Its Charter)


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                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

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It is anticipated that the attached material will be released on or around
November 2, 2006.

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ALLIANCEBERNSTEIN LOGO                             IMPORTANT NOTICE REGARDING
                                                         YOUR INVESTMENT



                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
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                           1345 Avenue of the Americas
                               New York, NY 10105

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                                                           November 2, 2006

Dear Stockholder:

As you may know, the Board of Directors of Alliance World Dollar Government Fund II, Inc. (the "Fund") has called a Special Meeting of Stockholders to be held on December 12, 2006. At this Special Meeting, stockholders will be asked to vote on the approval of a proposal to eliminate one of the Fund's fundamental investment policies requiring it to invest at least 65% of its assets in U.S. Dollar-denominated sovereign debt obligations. This policy limits the Fund's flexibility to pursue its investment objective through revised policies recently approved by the Board of Directors that are designed to result in broader access to investments in global fixed income securities. Please see the proxy statement for additional information relating to this proposal.

The Fund's records indicate that you have yet to vote on this proposal. If you are not planning to attend the Special Meeting, please take a moment now to cast your vote so that your shares may be represented at the Special Meeting.

Another copy of your proxy(s) are enclosed for your convenience. Should you have any questions regarding the proposal or to vote your shares, please call 1-800-331-5817.


To vote your shares, the following voting options have been set up for your convenience.

1. Vote by Touch-tone Phone. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

2. Vote Through the Internet. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

3. Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot(s) in the postage-prepaid return envelope provided.

Again, please do not hesitate to call toll-free 1-800-331-5817 if you have any questions regarding this Special Meeting.

Thank you for your assistance with this important matter.

Sincerely,


Marc. O. Mayer
President